Retirement Benefits - Amounts Recognized In Accumulated Other Comprehensive Income (Details) - Other Pension Plans, Defined Benefit - Northfield Bancorp, Inc. [Member] - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Defined Benefit Plan Disclosure [Line Items]
Net loss	$ 164	$ 152
Prior service credit	(75)	(94)
Loss recognized in accumulated other comprehensive income	$ 89	$ 58